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                       SECURTIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report: August 16 2004

                                 EPIXTAR CORP.
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               (Exact name of Registrant as specified in charter)


Florida                   011-15499                      55-0722193
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(State or Other       (Commission File No.)           (IRS Employer
Jurisdiction of                                      Identification No.)
Incorporation)

                   11900 Biscayne Blvd., Miami, Florida 33181
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                   (Address of principal executive officers)

                                  305-503-8600
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                                  (Telephone)



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ITEM 5   OTHER EVENTS AND FD DISCLOSURE

On August 16, 2004 Directors Martin Miller and William Rhodes resigned from the Board of Directors of the Company. Their resignations came as the result of the Company's business focus shift to the Philippine contact center business.
Miller previously served as Chairman of the Board. The Company's Chief Executive Officer, David Srour, was elected Chairman of the Board, replacing Miller. Miller will continue to provide the Company expertise in financing, mergers and acquisition and other corporate development matters. Rhodes will continue to manage the Company's ISP subsidiaries.




                                    SIGNATURE

         Pursuant to the requirements of the Signature and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 18, 2004



                                EPIXTAR CORP.
                                (Registrant)


                                By:  /s/ David Srour
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                                     David Srour, Chief Executive Officer